UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2013

Item 1. Report to Stockholders.

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

ANNUAL REPORT

JUNE 30, 2013

The Olstein Funds

CONTENTS

3	Olstein All Cap Value Fund

31	Olstein Strategic
Opportunities Fund

54	Combined Notes to
Financial Statements

64	Report of Independent
Registered Public Accounting Firm

65	Additional Information

OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

15	Expense Example

17	Schedule of Investments

24	Statement of Assets
and Liabilities

26	Statement of Operations

27	Statements of Changes
in Net Assets

28	Financial Highlights

OLSTEIN ALL CAP VALUE FUND

OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the fiscal year ended June 30, 2013, Class C shares of the Olstein All Cap Value Fund appreciated 24.66%, compared to total returns of 20.60% and 21.46% for the S&P 500® Index and the Russell 3000® Index, respectively.

Our Leaders

The stocks which contributed positively to performance for the twelve month reporting period include: Constellation Brands, Spirit Airlines, Delta Airlines, Cisco Systems and Harman International.  Constellation Brands has been in the portfolio since March 2010.  We invested heavily in the company throughout 2010 and opportunistically since then with purchases as recent as February 2013.  We have also sold a significant quantity of the stock during this holding period as the price reached our valuation range.  Over this holding period, we have had an average cost of just over $18 per share and an average sale price just over $33 per share.  Constellation Brands was added to the portfolio, as we wrote in our March 31, 2010 letter to shareholders, after management drastically shifted the company’s strategic emphasis from an aggressive ‘growth-at-any-cost’ acquisitions strategy to focus instead on operating efficiency and returns on invested capital.  We believe our thesis for Constellation Brands has played out fairly well and that, by forgoing top-line revenue growth in favor of a more solid strategic footing, the company has been in a fundamentally better position to reap the benefits of an improving macroeconomic environment.

The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 6/30/2013, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 23.66%, 7.16%, and 6.09%, respectively.  Per the Fund’s prospectus dated 10/31/12, the expense ratio for the Olstein All Cap Value Fund Class C was 2.32%.  Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

OLSTEIN ALL CAP VALUE FUND

Delta Airlines provided us a similar situation where a new management team has led a radical shift in the way the company approaches its business.  Responding to a sharp drop in air travel combined with rising fuel prices, the company’s new management has focused on paying down debt, selective expansion, a rational approach to managing capacity by route, and revenue/cost synergies.  Spirit Airlines is an ultra-low cost airline creating a new niche market using a proven business model (similar to Ryanair in Europe) to drive revenue and earnings growth.  Spirit’s management is motivated by profits, not by market share, and its extremely low fares provide a tremendous competitive advantage to attract budget-minded travelers as air travel has become more expensive.

We believe Cisco Systems has nimbly positioned itself to benefit from the macro trends driving increased bandwidth usage due to the consumption of more video.  Cisco supplies networks, corporations and consumers with technology that allows each to satisfy their increasing need for more data, faster and seamlessly.  We believe that Cisco is well positioned for the long-term by investing in growing technologies, such as telepresence, the data center, the cloud and video.  Additionally, strong growth in these areas should also drive increased demand for Cisco’s core switches and routers.  Harman International Industries is another long-time holding that has performed extremely well over the course of the Fund’s fiscal year, mostly due to accelerating auto sales.  Harman designs, manufactures and markets a wide range of audio and infotainment products for the automotive, consumer and professional markets.  As of the close of the fiscal year, the Fund continued to hold the common stock of each of Constellation Brands, Delta Airlines, Spirit Airlines, Cisco Systems and Harman International Industries in its portfolio.

Our Laggards

Laggards during the twelve month reporting period include: Xerox Corp., Intel, Western Union, Dolby Laboratories and Sealed Air Corp.  The Fund eliminated its position in Xerox Corp. in October 2012 as we questioned the amount of sustainable free cash flow the company was likely to generate from operations as it transitioned from a printing business to a broader services company.  The Fund eliminated its position in Western Union in October 2012 as we expected a new pricing structure in its consumer business to have a substantial negative impact on earnings.  We eliminated our position in Dolby Laboratories in November 2012 as we questioned the company’s ability to capture profitable revenue streams from new mobile platforms and a shrinking PC market.  The Fund also eliminated its position in Sealed Air Corp. due to a decline in the company’s core business following an ill-timed acquisition.  As of the close of the fiscal year, the Fund continues to hold Intel Corporation.

OLSTEIN ALL CAP VALUE FUND

FACTORS AFFECTING PERFORMANCE

For the fiscal year, several factors contributed to the Fund’s outperformance of the S&P 500® Index including overweight allocations to the Consumer Discretionary, Industrials, and Materials sectors, combined with underweight allocation to the Information Technology sector.  Stock selection within the Consumer Discretionary, Consumer Staples and Industrials sectors also contributed to the Fund’s outperformance of the S&P 500® Index during the fiscal year.

MARKET OUTLOOK AND OUR STRATEGY

As cited in the opening paragraph of this letter, the Fund and U.S. equity markets delivered strong returns over the course of the Fund’s fiscal year with both the Dow Jones Industrial Average and S&P 500 indices reaching record highs in mid-May.  While a greatly improved economy, with significant progress in the housing and automobile sectors and employment market, has driven the market’s performance over the past twelve months, we also recognize that the Federal Reserve’s extraordinary monetary stimulus over the past four years has contributed substantially to the market’s strong rebound from its March 2009 lows.  Towards the end of the Fund’s fiscal year on June 19, 2013, Ben Bernanke signaled that, as a result of the improvements in the economy, the Federal Reserve would begin the long process of reducing its extraordinary monetary stimulus program.

While investors may have had a negative reaction to this news, we expect that, after an initial period of digesting the Fed’s decision regarding monetary stimulus, equities will not only become the investment of choice going forward (at the expense of fixed income investments), but that investors will favor the equities of financially strong companies with stable or growing free cash flow.  Reacting to the Fed’s recent announcement, many analysts, investors and press remain too focused on short-term market movements at the expense of understanding those factors important to long-term company valuations.

Against the improving economic backdrop which has motivated the Fed’s announcement, we believe investors can find viable opportunities by focusing on three primary, company-specific factors: (1) a commitment to maintain a strong financial position as evidenced by a solid balance sheet; (2) an ability to generate sustainable free cash flow; and (3) management that intelligently deploys cash balances and free cash flow from operations to increase returns to shareholders.  We further believe that by prioritizing these company-specific factors we will continue to invest in companies that are positioned to compete more advantageously as economic growth accelerates.

OLSTEIN ALL CAP VALUE FUND

PORTFOLIO REVIEW

We continue to focus on how individual companies have adapted their expectations, strategic plans and operations to recent bumpy economic conditions and how they have managed their assets to deliver future earnings to investors as the recovery accelerates.  Our current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value.

At June 30, 2013, the Olstein All Cap Value Fund portfolio consisted of 101 holdings with an average weighted market capitalization of $45.72 billion.  During the reporting period, the Fund initiated positions in 35 companies and strategically added to positions in 8 companies.  Over the same time period, the Fund eliminated its holdings in 15 companies and strategically decreased its holdings in another 26 companies.  Positions initiated during the last fiscal year include: Abbott Laboratories, Alaska Air Group, Big Lots Inc., CR Bard, Inc., Charles River Laboratories, Cintas Corp., City National Corp., Coach, Inc., Deere & Co., Delphi Automotive, Diebold Inc., eBay, Ethan Allen Interiors, Express Inc., Fairway Group Holdings, Franklin Resources Inc., General Motors, Hormel Foods, JM Smucker Co., Kohl’s Corp., Micros Systems, NCR Corp., Quest Diagnostics, Regal-Beloit Corp., Ross Stores, Smith & Wesson Holding Corp., Sysco Corp., Teradata Corp., Thor Industries, Towers Watson & Co., United Technologies Corp., Vishay Intertechnology, Vitamin Shoppe, Xylem Inc., and Zoetis Inc.  Positions eliminated during the past twelve months include: Accenture, Blackrock Inc., ConocoPhillips, Dolby Laboratories, Freeport McMoran Copper & Gold, Hanesbrands, Inc., Home Depot, Inc., Life Technologies Corp., Nike Inc., Sealed Air Corp, Snap-on Inc., Thermo Fisher Scientific, Tyco International, Western Union and Xerox Corp.

VALUING GROWTH INITIATIVES BY
FOCUSING ON THE BOTTOM LINE

In our last letter to shareholders, we discussed our belief that as the economic recovery accelerates, companies that deploy their excess cash intelligently are likely to reward their shareholders with above-average returns on their investment.  For the best run companies, the intelligent use of cash can create a substantial strategic advantage during a period of positive economic acceleration.  For many companies, there is a compelling logic for increasing levels of investment in existing operations specifically to enhance productivity or replace existing equipment and machinery with more innovative technologies that ultimately enhance investor returns.  Certain companies may spend their cash on strategic value-added acquisitions that improve their competitive position-

OLSTEIN ALL CAP VALUE FUND

ing, increase market share, or expand their product offerings.  Similarly, other companies may undertake and heavily invest in strategic growth initiatives pursuing top-line revenue growth from current and/or promising markets.

While we have discussed at various times in the past our approach to assessing the value of productivity initiatives and value-added acquisitions, much of our previous discussion regarding strategic growth initiatives centered on failed initiatives that necessitated a change in strategy or turnaround (see our December 31, 2006 shareholder letter, Investing in Corporate Turnarounds).  In this letter, we thought it would be helpful to discuss our approach to assessing a company’s strategic growth initiatives and explain our process and the unique challenges we face when assessing the likely impact of such initiatives on future free cash flow.

AVOIDING THE GROWTH TRAP

We find many companies, after years of anemic or stagnant growth, especially during a recession and bumpy economic recovery, announce ambitious growth plans to achieve top-line revenue growth.  Such growth initiatives usually center on one or more of the following strategies: (1) targeting rapidly expanding markets, (2) targeting adjacent markets to leverage a company’s core capabilities, (3) launching new products or new lines of business, or (4) pursuing significant market share expansion at the expense of competitors.  In many instances, these strategic initiatives require significant multi-year capital expenditures with the expectation that the overall economy will deliver the expected results.

Many companies, obsessed with Wall Street’s perception of their growth rate or seeking a premium earnings multiple relative to their peers, pursue growth initiatives that ultimately disappoint.  Over the years, we have described overly ambitious (and often failed) initiatives that companies have pursued - usually in response to Wall Street’s mania for growth - as the product of a “profitless growth” or “growth at all costs” mentality.  In simple terms, not all revenue growth creates long term value and is beneficial to shareholders.  Assessing the value of a company’s growth plans is particularly challenging and complicated not only by the market’s reaction to such announcements, but also by the potential for disappointing investment returns.  When analyzing and assessing the impact of a company’s growth initiatives on future free cash flow, we focus on several important factors rooted in our value investing philosophy.

VALUING GROWTH –
A VALUE INVESTOR’S PERSPECTIVE

Unlike investors who focus solely on operating earnings to value a company, we base our valuations on a conservative estimate of a company’s future free cash flow.  Our valuation approach allows us to focus primarily on a compa-

OLSTEIN ALL CAP VALUE FUND

ny’s cash productivity and compare it to reported earnings and then make necessary accounting adjustments to reflect the economic reality of the underlying business.  Reliable estimates of future free cash flow require us to develop a thorough understanding of all sources of the company’s revenue and the costs associated with generating that revenue.

More importantly, in addition to understanding the sources of revenues (by business line, product line, geographic market, etc.), we also focus on the customers behind those revenue streams since each customer base is usually characterized by a unique cost structure.  Thus, it is extremely important for us to understand the mix of a company’s revenue streams and the costs of achieving those revenues.  What percentage of revenues comes from the existing customer base and what percentage of revenues comes from market share gains at the expense of competitors?  What percentage of sales comes from mature or maturing markets and from rapidly expanding markets with significant growth potential?  What revenues are attributable to new lines of business or moves into related markets that leverage core product capabilities?  Understanding the revenue mix and linking the costs of generating those revenues to the appropriate revenue streams establishes a clearer picture of which growth initiatives are profitable and which elements of the company’s business model or strategic plan are likely to erode shareholder value.

A VIABLE GROWTH STRATEGY

When we evaluate the potential of a company’s growth plans, we put management’s revenue growth ambitions in perspective through further analysis that focuses on what we identify as the necessary conditions for success and the effective execution of the stated strategy.

Conditions for Success:  For us, it is imperative that management has reasonably estimated the revenue potential of its growth initiatives.  We measure such ‘reasonableness’ by testing the market demand projections underlying the initiative against the overall economic environment, industry-wide trends, specific industry benchmarks, the competitive environment and, finally, through extensive scenario analysis.  It is also important that management has made a clear compelling case for the growth strategy as well as the required investment to achieve its stated objectives.  In addition, projected investment returns must be realistic and high enough to justify the risks entailed in making the investment.  Management must clearly communicate the vision underlying the initiative, how the initiative and its costs integrate with the company’s short- and long-range strategic plans and the time period required to achieve desired results.

OLSTEIN ALL CAP VALUE FUND

Effective Execution: Years of experience conducting in-depth analysis of company financial statements, footnotes, public filings, and company announcements has taught us that effective execution of strategic plans boils down to two important factors – accountability and returns to shareholders.  Accountability instills discipline and helps align management’s objectives with shareholders’ interests.  Whether a company’s strategy for growth is driven by ongoing innovation, aggressive pursuit of high growth markets, or a thoughtful mergers & acquisition strategy, we measure the effectiveness of a company’s growth initiatives through our value-oriented criteria including: the impact on revenues and profit, expected returns vs. actual returns, returns on invested capital and the stability and sustainability of free cash flow.  It is also important for us that any growth initiative not only achieve or exceed its targeted revenue growth but that the resulting free cash flow ultimately benefits shareholders through the intelligent use of the proceeds generated.  For us, intelligent uses of free cash flow include share repurchases, dividend increases, reduced debt levels and/or thoughtful reinvestment in the company’s operations.

From our perspective as value investors focused on free cash flow, we are always aware that growth consumes significant amounts of cash.  Management missteps, faulty projections, misaligned incentives, and faulty execution can all work against the best laid plans.  To mitigate some of the risks associated with investing in companies with ambitious growth plans, we tend to favor high-quality businesses that effectively exploit distinct competitive advantages to achieve above-average revenue growth, sustainable free cash flow, and high returns on equity even when faced with a challenging economic environment.  We believe that companies that simultaneously focus on growth and returns on capital are the companies that create meaningful shareholder value over time.  In conclusion, we believe superior investment opportunities are found in companies that generate sustainable excess cash flow; that are led by management who use that excess cash in ways that should increase shareholder value and that we can buy at a significant discount to our determination of intrinsic value.

We value your trust and remind you that our money is invested alongside yours.

Sincerely,

Robert A. Olstein	Eric Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

	Value of Shares Owned,		Value of Shares Owned,
	If Initial Investment		If Initial Investment
Date	was $10,000	Date	was $10,000
9/21/95	$10,000	9/30/04	39,043
9/30/95	10,010	12/31/04	43,146
12/31/95	10,261	3/31/05	42,640
3/31/96	10,882	6/30/05	42,302
6/30/96	11,462	9/30/05	43,749
9/30/96	11,713	12/31/05	44,350
12/31/96	12,760	3/31/06	46,566
3/31/97	13,327	6/30/06	44,241
6/30/97	14,602	9/30/06	46,836
9/30/97	17,250	12/31/06	50,755
12/31/97	17,205	3/31/07	51,863
3/31/98	19,851	6/30/07	55,536
6/30/98	18,468	9/30/07	53,029
9/30/98	15,499	12/31/07	49,012
12/31/98	19,788	3/31/08	42,447
3/31/99	20,717	6/30/08	40,189
6/30/99	25,365	9/30/08	38,452
9/30/99	23,675	12/31/08	27,545
12/31/99	26,692	3/31/09	24,767
3/31/00	28,170	6/30/09	30,102
6/30/00	28,899	9/30/09	35,648
9/30/00	30,596	12/31/09	37,741
12/31/00	30,142	03/31/10	40,392
3/31/01	30,207	06/30/10	35,788
6/30/01	36,192	09/30/10	39,695
9/30/01	28,213	12/31/10	43,845
12/31/01	35,340	03/31/11	45,276
3/31/02	38,259	06/30/11	45,310
6/30/02	33,797	09/30/11	37,497
9/30/02	25,870	12/31/11	41,962
12/31/02	28,528	3/31/12	48,519
3/31/03	26,226	6/30/12	45,555
6/30/03	31,448	9/30/12	47,159
9/30/03	33,797	12/31/12	48,380
12/31/03	38,853	3/31/13	54,275
3/31/04	40,870	6/30/13	56,786
6/30/04	41,297

Details:
The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 6/30/2013, assuming reinvest-

OLSTEIN ALL CAP VALUE FUND

ment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 23.66%, 7.16%, and 6.09%, respectively.  Per the Fund’s prospectus dated 10/31/12, the expense ratio for the Olstein All Cap Value Fund Class C was 2.32%.  Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The above represents opinion, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change.  Do not make investments based on the securities referenced above.  For a complete listing of the Fund’s holdings, refer to Schedule of Investments starting on page 17.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of The Olstein Funds and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or visiting The Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach.  However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated.  Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock market performance in general.  The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. equity market.  Investors cannot actually make investments in either index.

Not FDIC insured – Not bank-guaranteed – May lose value

Distributed by Olstein Capital Management, L.P. –  Member FINRA

OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Fiscal Year End of 6/30/13.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return
	1 Year	5 Year	10 Year	15 Year	Inception(4)
Olstein All Cap Value – Class C(1)	23.66%	7.16%	6.09%	7.78%	10.26%
Russell 3000® Index(2)	21.46%	7.25%	7.81%	4.74%	7.96%
S&P 500® Index(3)	20.60%	7.01%	7.30%	4.24%	7.84%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	Commenced operations on September 21, 1995.
(5)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year-end to June 30.

OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class for the past 10 years through the Fiscal Year End of 6/30/13.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return
	1 Year	5 Year	10 Year	Inception(4)
Olstein All Cap Value – Adviser(1)	25.61%	7.97%	6.89%	7.06%
Russell 3000® Index(2)	21.46%	7.25%	7.81%	4.16%
S&P 500® Index(3)	20.60%	7.01%	7.30%	3.42%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses for each period and thus represents a “net return”.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	Commenced operations on September 21, 1999.
(5)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year-end to June 30.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Expense Example as of June 30, 2013

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 – June 30, 2013.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

All Cap Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	1/1/13 – 6/30/13
Actual
Class C	$1,000.00	$1,173.80	$12.34
Adviser Class	$1,000.00	$1,178.80	$8.32

Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.44	$11.43
Adviser Class	$1,000.00	$1,017.16	$7.70

*
Expenses are equal to the Fund’s annualized expense ratio of 2.29% and 1.54% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
June 30, 2013

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Schedule of Investments as of June 30, 2013

COMMON STOCKS – 96.3%

AEROSPACE & DEFENSE – 0.8%	Shares	Value
United Technologies Corporation	54,000	$5,018,760

AIR FREIGHT & LOGISTICS – 1.0%
FedEx Corp.	60,000	5,914,800

AIRLINES – 2.9%
Alaska Air Group, Inc. (a)	65,000	3,380,000
Delta Air Lines, Inc. (a)	407,000	7,614,970
Spirit Airlines Inc. (a)	189,000	6,004,530
		16,999,500
AUTO COMPONENTS – 1.2%
Delphi Automotive PLC (b)	88,000	4,460,720
Genuine Parts Company	38,000	2,966,660
		7,427,380
AUTO MANUFACTURERS – 0.5%
General Motors Company (a)	94,000	3,131,140

BEVERAGES – 2.7%
The Coca–Cola Company	90,000	3,609,900
Constellation Brands, Inc. – Class A (a)	55,000	2,866,600
Dr Pepper Snapple Group, Inc.	93,000	4,271,490
PepsiCo, Inc.	64,000	5,234,560
		15,982,550
BIOTECHNOLOGY – 1.0%
Charles River Laboratories International, Inc. (a)	143,000	5,867,290

CAPITAL MARKETS – 2.5%
The Charles Schwab Corporation	299,000	6,347,770
Legg Mason, Inc.	280,000	8,682,800
		15,030,570
CHEMICALS – 1.6%
E. I. du Pont de Nemours & Company	181,000	9,502,500

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.3% – CONTINUED

COMMERCIAL BANKS – 2.9%	Shares	Value
BB&T Corporation	211,000	$7,148,680
City National Corporation	28,000	1,774,360
U.S. Bancorp	235,000	8,495,250
		17,418,290
COMMERCIAL SERVICES & SUPPLIES – 4.1%
ABM Industries, Incorporated	250,900	6,149,559
Avery Dennison Corporation	135,000	5,772,600
Korn/Ferry International (a)	299,000	5,603,260
Towers Watson & Co. – Class A	80,000	6,555,200
		24,080,619
COMMUNICATIONS EQUIPMENT – 2.6%
Cisco Systems, Inc.	402,000	9,772,620
QUALCOMM, Inc.	91,000	5,558,280
		15,330,900
COMPUTERS & PERIPHERALS – 4.2%
Apple Inc.	19,000	7,525,520
Diebold, Incorporated	2,400	80,856
MICROS Systems, Inc. (a)	151,000	6,515,650
NCR Corporation (a)	140,000	4,618,600
Teradata Corporation (a)	122,000	6,128,060
		24,868,686
CONSUMER FINANCE – 2.6%
American Express Company	61,000	4,560,360
Equifax, Inc.	130,000	7,660,900
MasterCard, Inc. – Class A	6,000	3,447,000
		15,668,260
CONTAINERS & PACKAGING – 0.9%
Sonoco Products Company	155,000	5,358,350

DIVERSIFIED FINANCIAL SERVICES – 1.3%
Franklin Resources, Inc.	57,000	7,753,140

E–COMMERCE – 1.2%
eBay Inc. (a)	136,000	7,033,920

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.3% – CONTINUED

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.2%	Shares	Value
Agilent Technologies, Inc.	161,000	$6,884,360

ENERGY EQUIPMENT & SERVICES – 1.8%
National Oilwell Varco Inc.	97,000	6,683,300
Schlumberger Limited (b)	52,000	3,726,320
		10,409,620
FOOD PRODUCTS – 2.2%
Fairway Group Holdings Corp. (a)	168,000	4,060,560
Hormel Foods Corporation	81,000	3,124,980
The J. M. Smucker Company	7,000	722,050
Sysco Corporation	149,000	5,089,840
		12,997,430
HEALTH CARE EQUIPMENT & SUPPLIES – 6.9%
Baxter International Inc.	60,000	4,156,200
Becton, Dickinson and Company	74,500	7,362,835
CareFusion Corporation (a)	160,000	5,896,000
Covidien PLC (b)	65,000	4,084,600
DENTSPLY International Inc.	133,000	5,447,680
Stryker Corporation	108,000	6,985,440
Zimmer Holdings, Inc.	91,000	6,819,540
		40,752,295
HEALTH CARE PRODUCTS – 2.2%
C.R. Bard, Inc.	48,000	5,216,640
Johnson & Johnson	90,000	7,727,400
		12,944,040
HEALTH CARE PROVIDERS & SERVICES – 1.6%
Henry Schein, Inc. (a)	46,000	4,404,500
Quest Diagnostics Incorporated	83,000	5,032,290
		9,436,790
HOTELS & LEISURE – 1.2%
International Game Technology	417,000	6,968,070

HOUSEHOLD DURABLES – 2.5%
Ethan Allen Interiors Inc.	108,000	3,110,400
Harman International Industries, Incorporated	154,000	8,346,800

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.3% – CONTINUED

HOUSEHOLD DURABLES – 2.5% – continued	Shares	Value
Newell Rubbermaid Inc.	130,000	$3,412,500
		14,869,700
INDUSTRIAL CONGLOMERATES – 2.9%
3M Co.	40,000	4,374,000
General Electric Company	368,000	8,533,920
Teleflex Incorporated	58,000	4,494,420
		17,402,340
INSURANCE – 0.5%
The Chubb Corporation	34,000	2,878,100

MACHINERY – 6.4%
Cummins Inc.	59,000	6,399,140
Deere & Company	81,000	6,581,250
Dover Corporation	57,000	4,426,620
Ingersoll-Rand PLC (b)	103,000	5,718,560
Regal-Beloit Corporation	66,000	4,279,440
The Timken Company	99,000	5,571,720
Xylem Inc.	175,000	4,714,500
		37,691,230
MANAGEMENT CONSULTING SERVICES – 1.3%
ABB Limited – ADR (b)	346,000	7,494,360

MEDIA – 0.9%
The Walt Disney Company	81,000	5,115,150

MISCELLANEOUS MANUFACTURING – 1.9%
Pentair Ltd. (b)	106,000	6,115,140
Smith & Wesson Holding Corporation (a)	534,000	5,329,320
		11,444,460
MULTILINE RETAIL – 2.6%
Kohls Corporation	140,000	7,071,400
Macy’s, Inc.	172,000	8,256,000
		15,327,400
OIL & GAS – 2.0%
Apache Corporation	71,000	5,951,930

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.3% – CONTINUED

OIL & GAS – 2.0% – continued	Shares	Value
Exxon Mobil Corporation	67,000	$6,053,450
		12,005,380
PHARMACEUTICALS – 1.5%
Abbott Laboratories	129,000	4,499,520
Zoetis Inc.	143,000	4,417,270
		8,916,790
REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.6%
Jones Lang LaSalle, Incorporated	102,000	9,296,280

RECREATIONAL VEHICLES – 1.0%
Thor Industries, Inc.	119,200	5,862,256

RESTAURANTS – 0.7%
McDonald’s Corporation	42,000	4,158,000

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 5.6%
Analog Devices, Inc.	122,000	5,497,320
Entegris Inc. (a)	510,000	4,788,900
Intel Corporation	255,000	6,176,100
Microsemi Corporation (a)	215,000	4,891,250
Teradyne, Inc. (a)	435,000	7,642,950
Vishay Intertechnology, Inc. (a)	300,000	4,167,000
		33,163,520
SOFTWARE – 1.6%
Microsoft Corporation	278,000	9,599,340

SPECIALTY RETAIL – 9.1%
Bed Bath & Beyond, Inc. (a)	106,000	7,515,400
Big Lots, Inc. (a)	189,000	5,959,170
Express, Inc. (a)	279,000	5,850,630
Lowe’s Companies, Inc.	196,000	8,016,400
PetSmart, Inc.	72,000	4,823,280
Ross Stores, Inc.	90,000	5,832,900
Staples, Inc.	466,000	7,390,760
The TJX Companies, Inc.	58,000	2,903,480
Vitamin Shoppe, Inc. (a)	131,000	5,874,040
		54,166,060

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.3% – CONTINUED

TEXTILES, APPAREL & LUXURY GOODS – 3.1%	Shares	Value
Cintas Corporation	100,000	$4,554,000
Coach, Inc.	149,000	8,506,410
VF Corporation	29,000	5,598,740
		18,659,150
TOTAL COMMON STOCKS (Cost $471,602,417)		570,828,776

SHORT–TERM INVESTMENTS – 3.8%

MONEY MARKET MUTUAL FUNDS (c) – 3.8%
Fidelity Institutional Money Market Portfolio – Class I, 0.08%	16,910,587	16,910,587
Invesco Short-Term Investments Trust Liquid Assets Portfolio –
Institutional Shares, 0.09%	5,658,233	5,658,233
TOTAL SHORT-TERM INVESTMENTS (Cost $22,568,820)		22,568,820

TOTAL INVESTMENTS – 100.1%
(Cost $494,171,237)		593,397,596
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(755,348)
TOTAL NET ASSETS – 100.0%		$592,642,248

ADR	American Depository Receipt.
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

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Olstein All Cap Value Fund
Statement of Assets and Liabilities as of June 30, 2013

Assets:
Investments, at value (cost $494,171,237)	$593,397,596
Cash	22,130
Receivable for securities sold	1,043,544
Receivable for capital shares sold	30,256
Dividends and interest receivable	664,358
Other assets	14,631
Total Assets	595,172,515

Liabilities:
Payable for securities purchased	172,949
Payable for capital shares redeemed	439,461
Payable to Investment Manager (See Note 5)	490,542
Distribution expense payable	1,109,607
Payable for shareholder servicing and accounting costs	126,784
Payable for administrative expense	61,277
Payable for professional fees	58,729
Payable for trustees’ fees and expenses	42,324
Accrued expenses and other liabilities	28,594
Total Liabilities	2,530,267
Net Assets	$592,642,248

Net Assets Consist of:
Capital stock	$636,465,097
Accumulated net investment loss	(1,983,453)
Accumulated net realized loss on investments sold	(141,065,755)
Net unrealized appreciation on investments	99,226,359
Total Net Assets	$592,642,248

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$522,348,328
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	32,082,043
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$16.28

ADVISER CLASS:
Net Assets	$70,293,920
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	3,781,995
Net asset value, offering and redemption price per share	$18.59

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statement of Operations

For the Year Ended
June 30, 2013
Investment Income:
Dividend income	$8,956,707
Interest income	39,288
Total investment income	8,995,995

Expenses:
Investment management fee (See Note 5)	5,508,958
Distribution expense – Class C (See Note 6)	4,870,113
Distribution expense – Adviser Class (See Note 6)	159,712
Shareholder servicing costs	601,406
Administration fee	356,487
Professional fees	208,544
Trustees’ fees and expenses	145,202
Accounting costs	110,425
Federal and state registration	63,356
Custody fees	51,601
Reports to shareholders	49,160
Other	79,965
Total expenses	12,204,929
Net investment loss	(3,208,934)

Realized and Unrealized Gain on Investments:
Realized gain on investments	70,753,163
Change in unrealized appreciation/depreciation on investments	54,703,167
Net realized and unrealized gain on investments	125,456,330
Net Increase in Net Assets Resulting from Operations	$122,247,396

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2013	June 30, 2012
Operations:
Net investment loss	$(3,208,934)	$(2,745,165)
Net realized gain on investments	70,753,163	38,489,660
Change in unrealized appreciation/depreciation on investments	54,703,167	(37,293,874)
Net increase (decrease) in net assets resulting from operations	122,247,396	(1,549,379)

Net decrease in net assets resulting from
Fund share transactions (Note 7)	(59,383,277)	(82,016,287)

Total Increase (Decrease) in Net Assets	62,864,119	(83,565,666)

Net Assets:
Beginning of period	529,778,129	613,343,795
End of period	$592,642,248	$529,778,129
Accumulated net investment loss	$(1,983,453)	$(1,289,172)

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2013	2012	2011	2010	2009
Net Asset Value – Beginning of Period	$13.06	$12.99	$10.26	$8.63	$11.57
Investment Operations:
Net investment loss(1)	(0.10)	(0.07)	(0.11)	(0.09)	(0.04)
Net realized and unrealized
gain (loss) on investments	3.32	0.14	2.84	1.72	(2.86)
Total from investment operations	3.22	0.07	2.73	1.63	(2.90)
Distributions from net realized
gain on investments	—	—	—	—	(0.04)
Net Asset Value – End of Period	$16.28	$13.06	$12.99	$10.26	$8.63

Total Return++	24.66%	0.54%	26.61%	18.89%	(25.10)%
Ratios (to average net assets)/
Supplemental Data:
Expenses	2.30%	2.31%	2.29%	2.31%	2.33%
Net investment loss	(0.67)%	(0.59)%	(0.87)%	(0.82)%	(0.41)%
Portfolio turnover rate(2)	44.43%	38.96%	39.28%	47.90%	103.79%
Net assets at end of period (000 omitted)	$522,348	$470,528	$548,301	$488,580	$478,527

++	Total returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2013	2012	2011	2010	2009
Net Asset Value – Beginning of Period	$14.80	$14.61	$11.45	$9.56	$12.72
Investment Operations:
Net investment income (loss)(1)	0.01	0.02	(0.02)	(0.01)	0.03
Net realized and unrealized
gain (loss) on investments	3.78	0.17	3.18	1.90	(3.15)
Total from investment operations	3.79	0.19	3.16	1.89	(3.12)
Distributions from net realized
gain on investments	—	—	—	—	(0.04)
Net Asset Value – End of Period	$18.59	$14.80	$14.61	$11.45	$9.56

Total Return	25.61%	1.30%	27.60%	19.77%	(24.56)%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.55%	1.56%	1.54%	1.56%	1.58%
Net investment income (loss)	0.08%	0.16%	(0.12)%	(0.07)%	0.34%
Portfolio turnover rate(2)	44.43%	38.96%	39.28%	47.90%	103.79%
Net assets at end of period (000 omitted)	$70,294	$59,250	$65,043	$53,639	$59,559

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

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OLSTEIN STRATEGIC
OPPORTUNITIES FUND

32	Letter to Shareholders

41	Expense Example

43	Schedule of Investments

48	Statement of Assets
and Liabilities

50	Statement of Operations

51	Statements of Changes
in Net Assets

52	Financial Highlights

OLSTEIN STRATEGIC OPPORTUNITIES FUND

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

During the fiscal year ended June 30, 2013, Class A shares (load-waived) of the Olstein Strategic Opportunities Fund had a return of 32.33%, compared to total returns of 25.61% and 20.60% for the Russell 2500™ Index and S&P 500® Index, respectively.  For the first six months of 2013, Class A shares (load-waived) of the Olstein Strategic Opportunities Fund increased 18.81%, compared to total returns of 15.42% and 13.82% for the Russell 2500®  Index and S&P 500® Index, respectively.

MARKET OUTLOOK

While a greatly improved economy, with significant progress in the housing and automobile sectors and employment market, has driven the market’s performance over the past twelve months, we also recognize that the Federal Reserve’s extraordinary monetary stimulus over the past four years has contributed substantially to the market’s strong rebound from its March 2009 lows.  Towards the end of the Fund’s fiscal year on June 19, 2013, Ben Bernanke signaled that, as a result of the improvements in the economy, the Federal Reserve would begin the long process of reducing its extraordinary monetary stimulus program.

The performance data quoted represents past performance and does not guarantee future results.  The Olstein Strategic Opportunities Fund Class A return as of 6/30/13 for the one-year period, five-year period, and since inception (11/1/06), assuming deduction of the maximum Class A sales charge of 5.50% was 25.00%, 11.77% and 5.84%, respectively.  Per the Fund’s 10/31/12 prospectus, the Fund’s gross expense ratio was 1.98%, and the net expense ratio was 1.60% after the contractual expense waiver and/or reimbursement.  The contractual expense waiver shall remain in effect until at least October 28, 2013.  Expense ratios for other share classes will vary.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

While investors may have had a negative reaction to this news, we expect that after an initial period of digesting the Fed’s decision regarding monetary stimulus, equities will not only become the investment of choice going forward (at the expense of fixed income investments), but that investors will favor the equities of financially strong companies with stable or growing free cash flow.  Reacting to the Fed’s recent announcement, many analysts, investors and press remain too focused on short-term market movements at the expense of understanding those factors important to long-term company valuations.

Against the improving economic backdrop which has motivated the Fed’s announcement, we believe investors can find viable opportunities by focusing on three primary, company-specific factors: (1) a commitment to maintain a strong financial position as evidenced by a solid balance sheet; (2) an ability to generate sustainable free cash flow; and (3) management that intelligently deploys cash balances and free cash flow from operations to increase returns to shareholders.  We further believe that by prioritizing these company-specific factors we will continue to invest in companies that are positioned to compete more advantageously as economic growth accelerates.

PORTFOLIO AND PERFORMANCE REVIEW

At June 30, 2013, the Fund’s portfolio consisted of 50 holdings with an average weighted market capitalization of $2.67 billion.  Throughout the reporting period ended June 30, 2013, we continued to modify the portfolio to maintain what we believed was the appropriate defensive posture in light of market volatility, while at the same time, capitalizing on that volatility to take advantage of compelling buying opportunities in what we believe are well-run, well-capitalized companies selling at significant discounts to our determination of their intrinsic value.

During the fiscal year, the Fund initiated positions in twenty companies and strategically added to established positions in another nine companies.  Positions initiated during the reporting period include: Alaska Air Group, Arctic Cat Inc., AVX Corp., Big Lots Inc., Charles River Laboratories, City National Corp., Culp Inc., Diebold Inc., Ethan Allen Interiors, Express Inc., Fairway Group Holdings, International Game Technology, Littelfuse Inc., Micros Systems Inc., Miller Industries, Regal-Beloit Corp., Sensient Technologies Corp., Thor Industries, Vishay Intertechnology and Vitamin Shoppe Inc.

During the fiscal year the Fund eliminated its holdings in nine companies and strategically reduced its holdings in another five companies.  The Fund eliminated or reduced its holdings in companies that either reached our valuation levels or where changing conditions or new information resulted, in our opinion, in additional risk and/or reduced appreciation potential.  We redeployed

OLSTEIN STRATEGIC OPPORTUNITIES FUND

proceeds from such sales into opportunities that we believe offer a more favorable risk/reward profile.  Positions eliminated during the year include: Brady Corporation, Constellation Brands, CTS Corp., Hanesbrands Inc., Life Technologies Corp., Sealed Air Corp., Snap-On Inc., Stein Mart Inc., and Xerox Corp.

Our Laggards

The biggest detractors from performance during the fiscal year include document management services company, Xerox Inc., technical services company, Mistras Group, home furnishing company, Ethan Allen Interiors, apparel company Maidenform Brands, and application software company, Micros Systems.  At the close of the fiscal year the Fund continued to hold Mistras Group, Ethan Allen Interiors, Maidenform Brands and Micros Systems.

Our Leaders

Notable gainers in the Fund’s portfolio during the reporting period, include beverage company Constellation Brands, basic apparel company, Hanesbrands, automotive parts supplier, Dorman Products, low-fare airline service provider, Spirit Airlines and medical technology company, Life Technologies.  During the fiscal year, the Fund sold its positions in Constellation Brands, Hanesbrands, and Life Technologies Corp., as the stocks of these companies reached our valuations.  At the close of the fiscal year, the Fund continued to hold Dorman Products and Spirit Airlines.

REVIEW OF ACTIVIST HOLDINGS

As of June 30, 2013, the Fund was invested in seven activist situations, which represented approximately 19% of the Fund’s equity investments and four of its top ten holdings.  In general, these situations fit our definition of an activist investment where an outside investor, usually a hedge fund, private equity investor, or Olstein Capital Management seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.

The Fund’s activist holdings as of June 30, 2013 include electronic equipment company, Harman International Industries, gaming company, International Game Technology, money management firms, Janus Capital Group and Legg Mason Inc., application software company, Micros Systems, information technology services company, NCR Corp., and machine tool company, Timken Company.  We continue to monitor the progress of the activist investors involved in these situations as they work to increase shareholder value through a specific plan for improving each company’s results.  While each investment is at a different strategic stage, we believe the actions that have

OLSTEIN STRATEGIC OPPORTUNITIES FUND

been proposed or implemented should increase shareholder value through improved future operating results.

With each of our activist situations, one of the most important variables we consider, especially during tough economic times, is “how long do we expect it to take for this company to improve its operations and results?”  Although we know from experience that successful turnarounds don’t happen overnight, we do expect specific improvements in operations to occur within a defined period of time (two years or less) notwithstanding the economic environment.  Although a turnaround process may not be in full swing, if a company has adopted what we believe is the right strategy to increase shareholder value within two years, we are willing to wait beyond two years for operating results to start to improve if we are being sufficiently rewarded for the risk, and if our ongoing analysis of the company’s financial statements tell us the company is headed in the right direction.

FOCUSING ON VALUATIONS AND
REQUIRED DISCOUNTS

With returns from small- and mid-sized companies leading the overall market since the market lows of March 2009, many pundits have begun to question the staying power of the strong rally in small- to mid-capitalization stocks.  For these commentators, the Fed’s recent announcement that it would begin the long process of reducing its extraordinary monetary stimulus program signals a potential concern for future small- to mid-cap equity returns.  According to this line of thinking, the equities of small- to mid-cap companies, typically more volatile than those of their larger capitalization peers, are likely to decrease more than large cap stocks if the market takes a downward turn.

As we consider these nervous predictions for the equities of small- to mid-sized companies, we are reminded of the importance of maintaining a proper perspective when investing in equities.  In today’s environment, we believe it is critical that investors understand the difference between short-term market movements, price volatility and the risk of permanent loss of capital.  We also think it is equally important that investors recognize that overall market forecasts hold little value for us.  Instead of reacting to predictions of market movements we seek to reduce the risk of the permanent impairment of capital by assessing a company’s business risk and by buying stocks at a significant discount to our determination of a company’s value.

ASSESSING BUSINESS RISK

Instead of focusing on short-term price movements of a company’s common stock, we believe it is more important to develop a thorough understanding of company operations, its strategy and the effectiveness of its management team

OLSTEIN STRATEGIC OPPORTUNITIES FUND

as stewards of the company’s capital.  This is especially true for the type of small- to mid-sized companies that we tend to identify as viable investment opportunities – companies that face unique strategic choices, challenges, or problems, often due to Wall Street’s constant pressure for growth.

If a company was privately owned and had no public market price, the owners would not be assessing the value of the business on a daily, monthly or quarterly basis.  Private owners of commercial enterprises assess risk on the basis of losing money on operations, not as to whether or not they would be forced to sell it at an inopportune time.  We approach our assessment of business risk in the same manner – by focusing on how the company’s operations generate free cash flow as well as those factors that we believe are likely to impact future free cash flow.

For small- to mid-sized companies, we are less concerned with overall market volatility and more concerned with predictability of sustainable free cash flow.  One of our most important jobs is to develop a thorough understanding of how a company’s operations generate sustainable free cash flow during growing, stagnant or deteriorating economic conditions.  During the recent recession, companies that focused on improving working capital management and operating efficiencies to deliver free cash flow not only produced a higher quality of earnings, but also gained a valuable long term perspective on their business.  By optimizing cash flow from operations during a recession, management teams honed company operations to make more intelligent internal investment decisions that are likely, in our opinion, to continue to produce greater earnings and cash flow during the economic recovery.

THE IMPORTANCE OF BUYING AT A DISCOUNT

We attempt to capitalize on market fluctuations by buying stocks at what we believe to be bargain prices created by short-term issues that are either cyclical in nature, the result of short-term problems, the reaction to negative market psychology, or just plain investor misperception.  In light of overall market predictions, we are not particularly concerned as to whether or not recent purchases are currently underperforming the market or may continue to underperform for the next quarter.  We believe the sustainability of a company’s ability to generate free cash flow strengthens our conviction to ride out periods in which our stocks are working through what we believe are temporary problems and negative market psychology, or just plain misperception.

When managing the risk of the Fund’s portfolio, we concern ourselves with the probability of loss over three to five year periods.  We manage the overall risk on a stock-by-stock basis as we build the portfolio.  First and foremost, we seek to mitigate risk by buying stocks at prices, which in our opinion, have a low probability of selling for a price substantially lower two years later, than

OLSTEIN STRATEGIC OPPORTUNITIES FUND

the price we are currently paying.  Thus, we attempt to reduce such downside risk by purchasing companies at prices which we believe already incorporate short-term negativity.

More importantly, since our process seeks to accurately estimate sustainable future free cash flows, we are always concerned that our estimates are too optimistic and thus our valuations three to five years hence become unrealistic.  To mitigate the impact of incorrect valuations or investing in a classic “value trap,” we seek to buy companies selling at a significant discount to our determination of their intrinsic value.  By buying companies at a 30% or greater discount to our determination of their intrinsic value, we seek to mitigate the effects of additional price deterioration when we are wrong.

CONCLUDING THOUGHTS

As investors, we remind you that our challenge is to develop a thorough understanding of how a company’s operations can generate sustainable free cash flow over a complete business cycle – during growing, stagnant, or deteriorating economic conditions.  We seek to identify companies with a unique business model, a competitive edge and strong understanding of the markets in which they compete since we believe such companies are usually in a much better position to weather the dynamics of a slow-growth environment than their weaker competitors.  We also believe it is important to identify those companies that not only have focused their priorities in the face of a sluggish economic recovery but have also identified options that can create a substantial strategic advantage for an acceleration of economic growth that we believe could happen in the near future.

We continue to invest our money alongside yours, value your trust and thank you for your perseverance.  We look forward to writing to you again at the close of the next quarter and remind you that we are working diligently to achieve the Fund’s investment objectives.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The above represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change.  Do not make investments based on the securities referenced above.  For a complete listing of the Fund’s holdings, refer to Schedule of Investments starting on page 43. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of The Olstein Funds, and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or visiting The Olstein Funds’ website at www.olsteinfunds.com.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  There is no assurance that the Fund will achieve its investment objective.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information.  The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance.  These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 2500® Index is an unmanaged index created by The Russell Investment Group.  The Russell 2500® Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.  The Russell 2500® Index includes the smallest 2500 securities in the Russell 3000® Index.  Investors cannot actually make investments in either index.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock market performance in general.  The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. Equity market.  Investors cannot actually make investments in either index.

Not FDIC-insured / Not bank-guaranteed / May lose value.

Distributed by Olstein Capital Management, L.P.  Member FINRA.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Fiscal Year End of 6/30/13.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Returns
	1 Year	5 Year	Inception+
Olstein Strategic Opportunities –
Class A (without Load)(1)	32.33%	13.03%	6.74%
Olstein Strategic Opportunities –
Class A (Load Adjusted)(1)	25.00%	11.77%	5.84%
Russell 2500® Index(2)	25.61%	9.21%	6.51%
S&P 500® Index(3)	20.60%	7.01%	4.69%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C Inception through the Fiscal Year End of 6/30/13.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Returns
	1 Year	5 Year	Inception+
Olstein Strategic Opportunities –
Class C(1)	30.36%	12.19%	5.99%
Russell 2500® Index(2)	25.61%	9.21%	6.51%
S&P 500® Index(3)	20.60%	7.01%	4.69%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price or the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Expense Example as of June 30, 2013

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 – June 30, 2013.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Strategic Opportunities Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/13	6/30/13	1/1/13 – 6/30/13
Actual
Class A	$1,000.00	$1,188.10	$8.68
Class C	$1,000.00	$1,184.20	$12.73

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,016.86	$8.00
Class C	$1,000.00	$1,013.14	$11.73

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 181/365.

Allocation of Portfolio Assets as a percentage of investments
June 30, 2013

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of June 30, 2013

COMMON STOCKS – 96.7%

AIRLINES – 4.9%	Shares	Value
Alaska Air Group, Inc. (a)	17,000	$884,000
Spirit Airlines Inc. (a)	58,000	1,842,660
		2,726,660
AUTO COMPONENTS – 2.5%
Dorman Products, Inc.	15,000	684,450
Miller Industries, Inc.	46,000	707,480
		1,391,930
BIOTECHNOLOGY – 2.4%
Charles River Laboratories International, Inc. (a)	33,000	1,353,990

CAPITAL MARKETS – 5.8%
Janus Capital Group Inc.	145,000	1,233,950
Legg Mason, Inc.	64,000	1,984,640
		3,218,590
CHEMICALS – 2.4%
Sensient Technologies Corporation	33,000	1,335,510

COMMERCIAL BANKS – 0.4%
City National Corporation	4,000	253,480

COMMERCIAL SERVICES & SUPPLIES – 6.9%
ABM Industries, Incorporated	45,100	1,105,401
Avery Dennison Corporation	17,000	726,920
Korn/Ferry International (a)	49,000	918,260
Team, Inc. (a)	28,000	1,059,800
		3,810,381
COMPUTERS & PERIPHERALS – 5.7%
Diebold, Incorporated	400	13,476
MICROS Systems, Inc. (a)	39,000	1,682,850
NCR Corporation (a)	44,000	1,451,560
		3,147,886
CONSTRUCTION & ENGINEERING – 1.7%
Aegion Corp. (a)	41,000	922,910

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 96.7% – continued

CONSUMER SERVICES – 1.1%	Shares	Value
Hillenbrand, Inc.	26,000	$616,460

ELECTRONIC COMPONENTS – 2.3%
AVX Corporation	44,000	517,000
Littelfuse, Inc.	10,000	746,100
		1,263,100
ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.3%
Measurement Specialties, Inc. (a)	15,000	697,950

FOOD PRODUCTS – 1.6%
Fairway Group Holdings Corp. (a)	37,000	894,290

HEALTH CARE EQUIPMENT & SUPPLIES – 1.7%
CareFusion Corporation (a)	14,000	515,900
DENTSPLY International Inc.	11,000	450,560
		966,460
HOTELS & LEISURE – 1.5%
International Game Technology	49,000	818,790

HOUSEHOLD DURABLES – 5.9%
Ethan Allen Interiors Inc.	36,000	1,036,800
Harman International Industries, Incorporated	41,000	2,222,200
		3,259,000
INDUSTRIAL CONGLOMERATES – 3.8%
Standex International Corporation	15,000	791,250
Teleflex Incorporated	17,000	1,317,330
		2,108,580
MACHINERY – 4.0%
Columbus McKinnon Corporation (a)	19,000	405,080
Regal-Beloit Corporation	12,000	778,080
The Timken Company	18,000	1,013,040
		2,196,200
MISCELLANEOUS MANUFACTURING – 3.3%
Smith & Wesson Holding Corporation (a)	183,000	1,826,340

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 96.7% – continued

MULTILINE RETAIL – 2.7%	Shares	Value
Macy’s, Inc.	31,000	$1,488,000

PAPER & FOREST PRODUCTS – 1.8%
Schweitzer-Mauduit International, Inc.	20,000	997,600

PROFESSIONAL SERVICES – 1.9%
Mistras Group, Inc. (a)	59,000	1,037,220

REAL ESTATE MANAGEMENT & DEVELOPMENT – 3.6%
Jones Lang LaSalle, Incorporated	22,000	2,005,080

RECREATIONAL VEHICLES – 3.7%
Arctic Cat Inc.	21,000	944,580
Thor Industries, Inc.	23,000	1,131,140
		2,075,720
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 10.0%
Entegris Inc. (a)	200,000	1,878,000
Microsemi Corporation (a)	77,000	1,751,750
Teradyne, Inc. (a)	66,000	1,159,620
Vishay Intertechnology, Inc. (a)	56,000	777,840
		5,567,210
SPECIALTY RETAIL – 8.4%
Big Lots, Inc. (a)	43,000	1,355,790
Express, Inc. (a)	50,000	1,048,500
The Finish Line, Inc. – Class A	49,000	1,071,140
Vitamin Shoppe, Inc. (a)	26,000	1,165,840
		4,641,270
TEXTILES, APPAREL & LUXURY GOODS – 5.4%
Culp, Inc.	54,000	939,060
Maidenform Brands, Inc. (a)	83,000	1,438,390
Rocky Brands, Inc.	40,000	604,800
		2,982,250
TOTAL COMMON STOCKS (Cost $43,796,573)		53,602,857

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

SHORT–TERM INVESTMENTS – 2.9%

MONEY MARKET MUTUAL FUNDS (b) – 2.9%	Shares	Value
Fidelity Institutional Money Market Portfolio – Class I, 0.08%	275,709	$275,709
Invesco Short-Term Investments Trust Liquid Assets Portfolio –
Institutional Shares, 0.09%	1,365,667	1,365,667
TOTAL SHORT-TERM INVESTMENTS (Cost $1,641,376)		1,641,376

TOTAL INVESTMENTS – 99.6%
(Cost $45,437,949)		55,244,233
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		199,725
TOTAL NET ASSETS – 100.0%		$55,443,958

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of June 30, 2013

Assets:
Investments, at value (cost $45,437,949)	$55,244,233
Receivable for securities sold	158,270
Receivable for capital shares sold	520,557
Dividends and interest receivable	25,031
Other assets	9,739
Total Assets	55,957,830

Liabilities:
Payable for securities purchased	370,456
Payable for capital shares redeemed	22,279
Payable to Investment Manager (See Note 5)	38,379
Distribution expense payable	40,155
Payable for professional fees	18,698
Payable for trustees’ fees and expenses	2,633
Accrued expenses and other liabilities	21,272
Total Liabilities	513,872
Net Assets	$55,443,958

Net Assets Consist of:
Capital stock	$44,286,783
Accumulated net investment loss	(19,767)
Accumulated net realized gain on investments sold	1,370,658
Net unrealized appreciation on investments	9,806,284
Total Net Assets	$55,443,958

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$42,157,526
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	2,746,201
Net asset value and redemption price per share	$15.35
Maximum offering price per share	$16.24

CLASS C:
Net Assets	$13,286,432
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	906,414
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$14.66

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Operations

For the Year Ended
June 30, 2013
Investment Income:
Dividend income	$363,047
Interest income	1,446
Total investment income	364,493

Expenses:
Investment management fee (See Note 5)	379,760
Distribution expense – Class A (See Note 6)	68,937
Distribution expense – Class C (See Note 6)	104,010
Shareholder servicing costs	50,002
Federal and state registration	34,882
Professional fees	28,667
Accounting costs	28,176
Administration fee	27,260
Trustees’ fees and expenses	8,990
Custody fees	7,217
Reports to shareholders	4,554
Other	3,310
Total expenses	745,765
Expense reimbursement by Investment Manager (See Note 5)	(60,142)
Net expenses	685,623
Net investment loss	(321,130)

Realized and Unrealized Gain on Investments:
Realized gain on investments	2,374,765
Change in unrealized appreciation/depreciation on investments	8,428,587
Net realized and unrealized gain on investments	10,803,352
Net Increase in Net Assets Resulting from Operations	$10,482,222

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2013	June 30, 2012
Operations:
Net investment loss	$(321,130)	$(208,092)
Net realized gain on investments	2,374,765	1,343,192
Change in unrealized appreciation/depreciation on investments	8,428,587	(1,799,134)
Net increase (decrease) in net assets resulting from operations	10,482,222	(664,034)

Net increase in net assets resulting from
Fund share transactions (Note 7)	18,032,544	4,496,062

Total Increase in Net Assets	28,514,766	3,832,028

Net Assets:
Beginning of period	26,929,192	23,097,164
End of period	$55,443,958	$26,929,192
Accumulated net investment loss	$(19,767)	$(107,095)

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2013	2012	2011	2010	2009
Net Asset Value – Beginning of Period	$11.60	$11.79	$8.57	$7.08	$8.32
Investment Operations:
Net investment loss(1)	(0.09)	(0.07)	(0.10)	(0.06)	(0.05)
Net realized and unrealized
gain (loss) on investments	3.84	(0.12)	3.32	1.55	(1.19)
Total from investment operations	3.75	(0.19)	3.22	1.49	(1.24)
Net Asset Value – End of Period	$15.35	$11.60	$11.79	$8.57	$7.08

Total Return++	32.33%	(1.61)%	37.57%	21.05%	(14.90)%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	1.76%	1.98%	2.06%	2.31%	2.60%
After expense waiver and/or reimbursement	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(0.80)%	(1.02)%	(1.37)%	(1.37)%	(1.69)%
After expense waiver and/or reimbursement	(0.64)%	(0.64)%	(0.91)%	(0.66)%	(0.69)%
Portfolio turnover rate(2)	39.95%	47.53%	61.37%	69.78%	107.54%
Net assets at end of period (000 omitted)	$42,158	$17,936	$13,604	$7,112	$5,190

++	Total returns do not reflect any sales charge for Class A Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2013	2012	2011	2010	2009
Net Asset Value – Beginning of Period	$11.16	$11.43	$8.37	$6.96	$8.25
Investment Operations:
Net investment loss(1)	(0.18)	(0.15)	(0.17)	(0.12)	(0.10)
Net realized and unrealized
gain (loss) on investments	3.68	(0.12)	3.23	1.53	(1.19)
Total from investment operations	3.50	(0.27)	3.06	1.41	(1.29)
Net Asset Value – End of Period	$14.66	$11.16	$11.43	$8.37	$6.96

Total Return++	31.36%	(2.36)%	36.56%	20.26%	(15.64)%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.51%	2.73%	2.81%	3.06%	3.35%
After expense waiver and/or reimbursement	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(1.55)%	(1.77)%	(2.12)%	(2.12)%	(2.44)%
After expense waiver and/or reimbursement	(1.39)%	(1.39)%	(1.66)%	(1.41)%	(1.44)%
Portfolio turnover rate(2)	39.95%	47.53%	61.37%	69.78%	107.54%
Net assets at end of period (000 omitted)	$13,286	$8,993	$9,493	$7,042	$5,945

++	Total returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series of shares, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  Each Fund is a diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995 and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

THE OLSTEIN FUNDS

Security Valuation.  The Funds’ securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on a national securities exchange or reported on the NASDAQ NMS and Small Cap exchanges, are valued at their fair value as determined by their last sale price in the principal market in which these securities are normally traded.  Lacking any sales, the security is valued at the mean between the closing bid and ask price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value, unless the Funds’ Board of Trustees determines that this does not represent fair value.  The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees.  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

THE OLSTEIN FUNDS

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Consumer Discretionary	$148,524,616	$—	$—	$148,524,616
Industrials	133,379,549	—	—	133,379,549
Information Technology	85,679,806	—	—	85,679,806
Health Care	73,494,835	—	—	73,494,835
Financials	60,383,740	—	—	60,383,740
Consumer Staples	32,090,380	—	—	32,090,380
Energy	22,415,000	—	—	22,415,000
Materials	14,860,850	—	—	14,860,850
Total Equity	570,828,776	—	—	570,828,776
Short-Term Investments	22,568,820	—	—	22,568,820
Total Investments in Securities	$593,397,596	$—	$—	$593,397,596

THE OLSTEIN FUNDS

	Level 1	Level 2	Level 3	Total
Strategic Fund
Equity
Consumer Discretionary	$16,236,620	$—	$—	$16,236,620
Industrials	15,351,901	—	—	15,351,901
Information Technology	8,635,206	—	—	8,635,206
Financials	5,477,150	—	—	5,477,150
Health Care	3,637,780	—	—	3,637,780
Materials	2,333,110	—	—	2,333,110
Consumer Staples	1,931,090	—	—	1,931,090
Total Equity	53,602,857	—	—	53,602,857
Short-Term Investments	1,641,376	—	—	1,641,376
Total Investments in Securities	$55,244,233	$—	$—	$55,244,233

There were no transfers between levels during the reporting period, as compared to their classification from the most recent annual report.  It is the Funds’  policy to recognize transfers at the end of the reporting period.

Subsequent Events.  In preparing these financial statements, the Trust has evaluated events after June 30, 2013 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

THE OLSTEIN FUNDS

Accordingly, at June 30, 2013, reclassifications were recorded as follows.

	All Cap	Strategic
	Value Fund	Opportunities Fund
Undistributed net investment income	2,514,653	408,458
Accumulated gains (losses)	—	(408,458)
Capital stock	(2,514,653)	—

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.

3	Purchases and Sales of Investment Securities During the year ended June 30, 2013, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$231,318,812	$287,688,152
Strategic Fund	$31,381,594	$14,767,505

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

THE OLSTEIN FUNDS

4	Tax Information At June 30, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Fund
Cost of Investments	$494,171,237	$45,610,290
Gross unrealized appreciation	$104,776,055	$10,593,947
Gross unrealized depreciation	(5,549,696)	(960,004)
Net unrealized appreciation	$99,226,359	$9,633,943
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	1,542,999
Total distributable earnings	—	1,542,999
Other accumulated losses	$(143,049,208)	$(19,767)
Total accumulated gains (losses)	$(43,822,849)	$11,157,175

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At June 30, 2013, the accumulated capital loss carryforwards were as follows:

	All Cap	Strategic
	Value Fund	Fund
Expiring in 2018	$141,065,755	$—

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.  During the year ended June 30, 2013, the All Cap Value Fund and Strategic Opportunities Fund utilized capital loss carryforwards of $70,730,251 and $594,893, respectively.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At June 30, 2013, the Funds deferred, on a tax basis, post-December late-year losses of:

THE OLSTEIN FUNDS

All Cap Value Fund	$1,983,453
Strategic Fund	$19,767

The Funds made no distributions of ordinary income or long-term capital gains during the year ended June 30, 2013 or year ended June 30, 2012.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations as a result of open tax years.  Tax years that remain open to examination by major tax jurisdictions include tax years ended June 30, 2010 through June 30, 2013. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of and for the year ended June 30, 2013.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Value Fund’s average daily net assets and 1.00% of the Strategic Fund’s average daily net assets.  For the year ended June 30, 2013, the All Cap Value Fund incurred investment management fees of $5,508,958, with $490,542 payable to the Investment Manager as of June 30, 2013.  For the same period, the Strategic Fund incurred management fees of $379,760, with $38,379 net payable to the Investment Manager as of June 30, 2013. The Investment Manager receivables and payables are settled monthly. The Investment Manager has agreed to contractually waive or reduce all or a

THE OLSTEIN FUNDS

portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement extends until October 28, 2013 and may be continued thereafter.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2014	$90,126
2015	84,205
2016	60,142
Total	$234,473

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1998 to reflect the additional class and further amended and restated effective October 1, 2007), under which Olstein acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate Olstein or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund’s average daily net assets of Class C and Adviser Class shares, respectively.  For the year ended June 30, 2013, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plans were $4,870,113 for Class C and $159,712 for Adviser Class Shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum

THE OLSTEIN FUNDS

of the Fund’s average daily net assets of Class A and Class C shares, respectively.  For the year ended June 30, 2013, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $68,937 for Class A and $104,010 for Class C shares.

During the year ended June 30, 2013, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At June 30, 2013, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund
	Year Ended		Year Ended
	June 30, 2013		June 30, 2012
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	363,173	$5,348,238	595,997	$7,381,087
Shares redeemed	(4,306,576)	(61,091,750)	(6,763,954)	(83,505,642)
Net decrease	(3,943,403)	$(55,743,512)	(6,167,957)	$(76,124,555)

Shares Outstanding:
Beginning of period	36,025,446		42,193,403
End of period	32,082,043		36,025,446

	Year Ended		Year Ended
	June 30, 2013		June 30, 2012
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	259,268	$4,292,902	611,537	$9,050,388
Shares redeemed	(481,021)	(7,932,667)	(1,058,667)	(14,942,120)
Net decrease	(221,753)	$(3,639,765)	(447,130)	$(5,891,732)

Shares Outstanding:
Beginning of period	4,003,748		4,450,878
End of period	3,781,995		4,003,748
Total Net Decrease		$(59,383,277)		$(82,016,287)

THE OLSTEIN FUNDS

Strategic Fund
	Year Ended		Year Ended
	June 30, 2013		June 30, 2012
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	1,535,091	$21,177,617	611,197	$7,082,709
Shares redeemed	(334,570)	(4,610,770)	(219,641)	(2,350,990)
Net increase	1,200,521	$16,566,847	391,556	$4,731,719

Shares Outstanding:
Beginning of period	1,545,680		1,154,124
End of period	2,746,201		1,545,680

	Year Ended		Year Ended
	June 30, 2013		June 30, 2012
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	200,805	$2,691,331	120,240	$1,308,432
Shares redeemed	(99,940)	(1,225,634)	(145,532)	(1,544,089)
Net increase (decrease)	100,865	$1,465,697	(25,292)	$(235,657)

Shares Outstanding:
Beginning of period	805,549		830,841
End of period	906,414		805,549
Total Net Increase		$18,032,544		$4,496,062

8
Line of Credit  The All Cap Value Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the “Bank”), which matures on May 19, 2014, to be used for liquidity purposes.  To the extent that the line is utilized, it will be collateralized by securities in the Fund’s portfolio.  The interest rate on any borrowings is the Bank’s announced prime rate, which was 3.25% on June 30, 2013.  During the year ended June 30, 2013, the Fund did not draw upon the line of credit.

9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
The Olstein Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Olstein Funds comprising Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund (the “Funds”) as of June 30, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to June 30, 2012, were audited by other auditors whose report dated August 26, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Olstein Funds as of June 30, 2013, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on each Fund’s financial statements and financial highlights as a whole. The information presented on pages 4 through 16, pages 32 through 42, and pages 65 through 71, which is the responsibility of the Funds’ management, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and, accordingly, we do not express an opinion or provide any assurance on it.

Cleveland, Ohio
August 26, 2013

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

THE OLSTEIN FUNDS

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of six individuals, four of whom are not “interested persons” of the Trust or Funds as that term is defined in the 1940 Act.  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the law of the State of Delaware in this regard.  They establish policy for the operation of the Funds and appoint the officers who conduct the daily business of the Funds.

The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy.  Compensation to officers and Trustees of the Trust who are affiliated with the Investment Manager is paid by the Investment Manager and not by the Trust.

Information pertaining to the Trustees and Principal Executive Officers of the Funds is set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee
Disinterested Trustees:

Fred W. Lange	Trustee	Since	Private investor.	2	Wagner
4 Manhattanville Road		1995			College
Purchase, NY 10577
Age: 81

John Lohr	Trustee	Since	Owner, Howling	2	LAMCO
4 Manhattanville Road		1995	Wolf Enterprises LLC,		Advisory
Purchase, NY 10577			(publishing) since		Services
Age: 68			1986; General		(investment
			Counsel, LFG, Inc.		adviser);
			(provider of		Howling Wolf
			investment products),		Enterprises
			September 1995 to		LLC
			October 2002 and		(publishing);
			President, Lockwood		Howling
			Financial Services		Wolf Capital
			(broker-dealer),		Partners LLC
			January 1996 to		(private equity
			September 2002.		company).

THE OLSTEIN FUNDS

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee
D. Michael Murray	Trustee	Since	President, Murray,	2	The Eric Fund
4 Manhattanville Road		1995	Montgomery &		(charitable
Purchase, NY 10577			O’Donnell		organization);
Age: 73			(consultants),		Stuart Murray
			since 1968.		Group LLC
(government
relations).

Lawrence K. Wein	Trustee	Since	Private	2	eRooms
4 Manhattanville Road		1995	Consultant for		Systems
Purchase, NY 10577			telecommunications		Technologies
Age: 71			industry, since July		(ERMS. OB)
2001; Former Vice
President-Wholesale
Business Operations,
Concert
Communications
an ATT/BT Company,
April 2000 to June
2001; Former Executive
Manager, AT&T, Inc.,
for 35 years, retired
July 2001.

Interested Trustees:

Erik K. Olstein*+	Trustee,	Since	President and Chief	2	The Trinity-
Olstein Capital	Secretary	1995	Operating Officer,		Pawling
Management, L.P.	and		Olstein Capital		School;
4 Manhattanville Road	Assistant		Management, L.P.,		American
Purchase, NY 10577	Treasurer		since 2000; Vice		Friends of the
Age: 46			President of Sales		National
			and Chief Operating		Museum
			Officer, Olstein		of the
			Capital Management,		Royal Navy;
			L.P., 1994-2000.		United States
Naval Service
Personnel
Educational
Assistance
Fund (non-
profits).

THE OLSTEIN FUNDS

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee
Robert A. Olstein*+	Trustee,	Since	Chairman, Chief	2	None
Olstein Capital	Chairman	1995	Executive Officer
Management, L.P.	and		and Chief Investment
4 Manhattanville Road	President		Officer, Olstein
Purchase, NY 10577			Capital Management,
Age: 72			L.P., since 2000;
Chairman, Chief
Executive Officer,
Chief Investment
Officer and President,
Olstein Capital
Management, L.P.,
1994-2000; President,
Secretary and Sole
Shareholder of
Olstein, Inc., since
June 1994.

Term of
Office and
Length
	Position(s) Held	of Time	Principal Occupation
Name, Address and Age	with the Trust	Served**	During Past Five Years
Officers:

Michael Luper	Chief	Since	Executive Vice
Olstein Capital	Accounting	1995	President and Chief
Management, L.P.	Officer and		Financial Officer,
4 Manhattanville Road	Treasurer		Olstein Capital
Purchase, NY 10577			Management, L.P.,
Age: 44			since 2000; Vice
President and Chief
Financial Officer, Olstein
Capital Management, L.P.,
1994-2000.

THE OLSTEIN FUNDS

Term of
Office and
Length
	Position(s) Held	of Time	Principal Occupation
Name, Address and Age	with the Trust	Served**	During Past Five Years
James B. Kimmel	Chief	Since	Senior Vice President,
Olstein Capital	Compliance	2004	General Counsel
Management, L.P.	Officer		and Chief Compliance
4 Manhattanville Road			Officer, Olstein Capital
Purchase, NY 10577			Management, L.P. since
Age: 51			2007; Vice President,
General Counsel and
Chief Compliance Officer
of Olstein Capital
Management, L.P.,
2004-2007. Previously,
Of Counsel at Stradley
Ronon Stevens &
Young LLP (law firm),
2001 to 2004; Vice
President and Assistant
Counsel in the Corporate
and Securities Group at
Summit Bancorp from
1996 through 2001;
Associate Attorney,
Investment Management
Practice at Morgan Lewis
& Bockius LLP from
1990 through 1996.

*	Robert and Erik Olstein are each officers of Olstein Capital Management, L.P. or its affiliates and are considered to be “interested persons” of the Funds within the meaning of the 1940 Act.
**	Each Trustee holds office for an indefinite term.
+	Erik K. Olstein is the nephew of Robert A. Olstein.

THE OLSTEIN FUNDS

PRIVACY POLICY

FACTS	WHAT DOES THE OLSTEIN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and employment information
• transaction history and wire transfer instructions
• account balances and checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Olstein Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does The Olstein	Can you limit
personal information	Funds share?	this sharing?
For our everyday business purposes—
such as to process your transactions,
maintain your account(s), respond to	Yes	No
court orders and legal investigations,
or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with	No	We don’t share
other financial companies
For our affiliates’ everyday
business purposes—
information about your	Yes	No
transactions and experiences
For our affiliates’ everyday
business purposes—	No	We don’t share
information about your creditworthiness
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-799-2113 or go to www.olsteinfunds.com

THE OLSTEIN FUNDS

Who we are
Who is providing	The Olstein Funds
this notice?
What we do
How does The Olstein	To protect your personal information from unauthorized
Funds protect my	access and use, we use security measures that comply with
personal information?	federal law. These measures include computer safeguards and secured files and buildings.
How does The Olstein	We collect your personal information, for example, when you:
Funds collect my	• open an account or give us your contact information
personal information?	• make a wire transfer or seek advice about your investments
• make deposits or withdrawals from your account
Why can’t I limit	Federal law gives you the right to limit only:
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Olstein Capital Management, L.P.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Olstein Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Olstein Funds doesn’t jointly market.

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Annual Report.

THE OLSTEIN FUNDS

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Independent Registered Public
Accounting Firm
Cohen Fund Audit Services
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

This report is submitted for the general
information of the shareholders of the
Fund. The report is not authorized for
distribution to prospective investors in the
Fund unless preceded or accompanied
by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Fred W. Lange, John Lohr and Lawrence K. Wein are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the registrant’s past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the registrant’s last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant for services provided to the registrant.

	FYE 6/30/2013	FYE 6/30/2012
Audit Fees	$27,000	$27,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The registrant’s audit committee has adopted an audit committee charter that provides that the audit committee pre-approve the engagement of the principal accountant to provide all audit services to the registrant, or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

The percentage of services applicable to audit-related, tax and other services that were approved by the audit committee pursuant to the “de minimus” exception of paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X were as follows:

	FYE 6/30/2013	FYE 6/30/2012
Audit-Related Services	0%	0%
Tax Services	0%	0%
All Other Services	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for each of the registrant’s last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, if any, is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2013	FYE 6/30/2012
Registrant	$5,000	$5,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2)  A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)      /s/Robert A. Olstein
Robert A. Olstein, President

Date     September 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert A. Olstein
Robert A. Olstein, President

Date     September 4, 2013

By (Signature and Title)      /s/Michael Luper
Michael Luper, Treasurer

Date     September 4, 2013